Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: June-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

	Form No.	Document Attached	Explanation Attached
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	7/24/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP
03-13182 - 03-13213	June 30, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	10,140,873	—			10,140,873	10,140,873	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,909,616				9,909,616	9,909,616	522,101,008	474,713,250
Interest Income/Other Income	934,997				934,997	934,997	44,819,763	31,468,382
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(1,877,024)	1,877,024			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	8,967,589	1,877,024	—	—	10,844,613	10,844,613	613,223,170	506,181,632
Disbursements
Gross Payroll/Payroll Taxes		1,877,024			1,877,024	1,877,024	107,468,107	90,807,478
Sales, Use & Other Taxes	57,886				57,886	57,886	2,433,597	570,280
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	151,774				151,774	151,774	5,857,785	1,159,055
Insurance/Payroll WH paid from operating accounts	94,167				94,167	94,167	1,186,322	1,048,546
Marketing					—	—	—	—
Property Mainenance/Utilites					—	—	—	—
Other (Attach List)	1,498,554				1,498,554	1,498,554	111,887,834	105,489,024
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	6,765,544				6,765,544	6,765,544	278,387,285	273,135,034
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees – Carve-out	557,072				557,072	557,072	40,653,790	39,881,172
US Trustee Quarterly Fees	—				—	—	1,149,551	1,010,500
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	9,124,997	1,877,024	—	—	11,002,021	11,002,021	624,209,776	515,601,091
Net Cash Flow
(Receipts less Disbursements)	(157,408)	—	—	—	(157,408)	(157,408)	(10,986,605)	(9,419,459)
Cash – End of Month	9,983,465	—	—	—	9,983,465	9,983,465	9,983,465	9,983,465
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	0

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for June-07	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	10,140,873.27	8,267,665.30	—		1,873,207.97	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	9,909,616.49	—			9,909,616.49	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	934,996.68	934,200.50			288.23	507.95
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,844,613.17	934,200.50	—	—	9,909,904.72	507.95

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(100,301.51)			96,674.67	3,626.84
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,844,613.17	833,898.99	—	—	10,006,579.39	4,134.79

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,437,043.09	—			6,437,043.09	—
Expenses related to Loans\Thaxton Insurance Group	328,501.16	—			328,501.16	—

Subtotal - Loans	6,765,544.25	—	—		6,765,544.25	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	139,235.21	—			139,235.21	—
Bank Charges	19,263.39	121.76			19,141.63	—
Claims Funding*	251,950.75	—			251,950.75	—
Company Auto	20,946.71	—			20,946.71	—
Computer Costs	42,558.21	8,305.50			34,252.71	—
Dues And Subscriptions	15.35	—			15.35	—
Equipment Rental	4,827.11	—			4,827.11	—
Fixed Assets	71,198.56	—			71,198.56	—
Forms & Printing	47,729.13	—			47,729.13	—
Insurance	94,167.46	150.00			94,017.46	—
Meals & Entertainment	8,226.39	—			8,226.39	—
Miscellaneous	5,383.86	—			7,913.69	(2,529.83)
Office Expense	28,929.11	14,842.56			14,086.55	—
Postage	33,006.80	126.10			32,880.70	—
Prepaid Software ABS	25,662.61	—			25,662.61	—
Professional Fees-Ordinary Course	70,975.77	987.69			69,988.08	—
Rent	151,773.53	—			151,773.53	—
Repairs & Maintenance	11,616.49	335.00			11,281.49	—
Seminars & Meetings	27.75	—			27.75	—
Taxes & Licenses	57,885.95	26,420.82			31,465.13	—
Telephone	56,022.09	941.89			55,080.20	—
Travel	3,540.76	—			3,540.76	—
Utilities	40,471.46	664.00			40,162.94	(355.48)
Interest to Finova	17,873.03	—			17,873.03	—
Payroll Paid TTG	19,142.57	12,122.47			—	7,020.10
Payroll Paid SMC	1,857,881.72	—			1,857,881.72	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	16,916.68	—			16,916.68	—
Credit Insurance Payments	431,831.98	—			431,831.98	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	557,072.00	557,072.00			—	—
Claims Payments	—	—
Other	27,034.38	5,296.00			21,738.38	—

Total Other Cash Disbursements	4,236,477.00	675,385.79	—		3,556,956.42	4,134.79

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,002,021.25	675,385.79	—		10,322,500.67	4,134.79

	9,983,465.19	8,426,178.50	—		1,557,286.69	(0.00)

BANK ACCOUNT RECONCILED BALANCES:	9,983,465.19	8,426,178.50			1,557,286.69	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 7/24/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		10,140,873.27		—	10,140,873.27

TICO Cash Collected		—	—	—	—
SM Cash Collected		9,909,616.49	—	—	9,909,616.49
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		934,996.68	—	—	934,996.68
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,844,613.17	—	—	10,844,613.17

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(1,877,024.29)	1,877,024.29	—	0.00
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	8,967,588.88	1,877,024.29	—	10,844,613.17

Cash Disbursements - Loans
Loan Proceeds Checks		6,437,043.09			6,437,043.09
Expenses related to Loans\Thaxton Insurance Group		328,501.16			328,501.16

Subtotal - Loans		6,765,544.25	—	—	6,765,544.25

		—
Cash Disbursements - Other		—
Advertising		139,235.21		—	139,235.21
Bank Charges		19,263.39	—	—	19,263.39
Claims Funding*		251,950.75		—	251,950.75
Company Auto		20,946.71	—	—	20,946.71
Computer Costs		42,558.21	—	—	42,558.21
Dues And Subscriptions		15.35	—	—	15.35
Equipment Rental		4,827.11	—	—	4,827.11
Fixed Assets		71,198.56	—	—	71,198.56
Forms & Printing		47,729.13	—	—	47,729.13
Insurance		94,167.46	—	—	94,167.46
Meals & Entertainment		8,226.39	—	—	8,226.39
Miscellaneous		5,383.86	—	—	5,383.86
Office Expense		28,929.11	—	—	28,929.11
Postage		33,006.80	—	—	33,006.80
Prepaid Software ABS		25,662.61	—	—	25,662.61
Professional Fees-Ordinary Course		70,975.77	—	—	70,975.77
Rent		151,773.53	—	—	151,773.53
Repairs & Maintenance		11,616.49	—	—	11,616.49
Seminars & Meetings		27.75	—	—	27.75
Taxes & Licenses		57,885.95	—	—	57,885.95
Telephone		56,022.09	—	—	56,022.09
Travel		3,540.76	—	—	3,540.76
Utilities		40,471.46	—	—	40,471.46
Interest to Finova		17,873.03	—	—	17,873.03
Payroll Paid TTG		—	19,142.57	—	19,142.57
Payroll Paid SMC		—	1,857,881.72	—	1,857,881.72
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		16,916.68	—	—	16,916.68
Credit Insurance Payments		431,831.98	—	—	431,831.98
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		557,072.00	—	—	557,072.00
Claims Payments		—	—	—	—
Other		27,034.38	—	—	27,034.38

Total Other Cash Disbursements		2,359,452.71	1,877,024.29	—	4,236,477.00

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		9,124,996.96	1,877,024.29	—	11,002,021.25

		9,983,465.19	—	—	9,983,465.19

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	675,385.79
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	675,385.79

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for June-07	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	8,267,665.30	5,806,830.07	—	49,328.61	2,411,506.62	—

	—

TICO Cash Collected	—					—
SM Cash Collected						—
TIG Cash Collected	—					—
TPF Cash Collected	—	—				—
TCL Cash Collected	—					—
Other Income Collected	934,200.50	10,250.79	—	1,606.26	922,343.45	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	934,200.50	10,250.79	—	1,606.26	922,343.45	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(100,301.51)	—	—	—	(112,423.98)	12,122.47
	—
	—					—

Total Cash receipts	833,898.99	10,250.79	—	1,606.26	809,919.47	12,122.47

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	121.76	60.88	—	—	60.88
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	8,305.50			—	8,305.50
Dues And Subscriptions	—			—	—
Employee Reimbursements - collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	—			—	—
Insurance	150.00			—	150.00
Meals & Entertainment	—			—	—
Miscellaneous	—			—	—
Office Expense	14,842.56			—	14,842.56
Postage	126.10			—	126.10
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees-Ordinary Course	987.69			—	987.69
Rent	—			—	—
Repairs & Maintenance	335.00			—	335.00
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	26,420.82			—	26,420.82
Telephone	941.89			—	941.89
Temporary Agency Staff	—			—	—
Travel	—
Utilities	664.00			—	664
Interest to Finova	—			—
Payroll Paid TTG	12,122.47		—	—		12,122.47
Payroll Paid SMC	—
Restructuring Officer	48,000.00			—	48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—	—
Bankruptcy Professionals	557,072.00			—	557,072
Claim Payments	—			—
Other	5,296.00			—	5,296.00

Total Other Cash Disbursements	675,385.79	60.88	—	—	663,202.44	12,122.47

TOTAL ALL CASH DISBURSEMENTS	675,385.79	60.88	—	—	663,202.44	12,122.47

	8,426,178.50	5,817,019.98	—	50,934.87	2,558,223.65	—

Book Balance per bank rec.	8,426,178.50	5,817,019.98	—	50,934.87	2,558,223.65	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other

Beginning Cash Position	8,267,665.30	—	—

		—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	934,200.50	—	—
Proceeds from the sales of the TICO Assets

SUBTOTAL	934,200.50	—	—

	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(112,423.98)	12,122.47	—
			—
	—	—	—

Total Cash receipts	821,776.52	12,122.47	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—
Expenses related to Loans	—	—	—

Subtotal - Loans	—	—	—

Cash Disbursements - Other
Advertising	—	—	—
Bank Charges	121.76	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	8,305.50	—	—
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	150.00	—	—
Meals & Entertainment	—	—	—
Miscellaneous	—	—	—
Office Expense	14,842.56	—	—
Postage	126.10	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	987.69	—	—
Rent	—	—	—
Repairs & Maintenance	335.00	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	26,420.82	—	—
Telephone	941.89	—	—
Temporary Agency Staff	—	—	—
Travel	—	—	—
Utilities	664.00	—	—
Interest to Finova	—	—	—
Payroll Paid TTG	—	12,122.47	—
Payroll Paid SMC	—	—	—
Restructuring Officer	48,000.00	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Deposit to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	557,072.00	—	—
Claim Payments	—	—	—
Other	5,296.00	—	—

Total Other Cash Disbursements	663,263.32	12,122.47	—

	—	—	—

TOTAL ALL CASH DISBURSEMENTS	663,263.32	12,122.47	—

	8,426,178.50	—	—

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP	Case # 03-13184	Case No. 01-10573
Cash Disbursements for Thaxton Operating Company
Monthly Court Report for June-07
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY -ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION	TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees:(From Current Month Actual Column)
Total Disbursements	—
Less:Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP	03-13186	Case No. 03-13186
Cash Disbursements for Tico Premium
Monthly Court Report for June-07
FED ID # 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for June-07
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for June-07
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for June-07
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for June-07
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for June-07
FED ID#

	Consolidated Totals	TICO-DE 03-13182	TICO-MS 03-13201	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—	—	—

	—	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	507.95	—	431.00	48.75	—	28.20	—	—

SUBTOTAL	507.95	—	431.00	48.75	—	28.20	—	—

	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,626.84	(163.51)	(786.48)	(2,177.53)	—	(28.20)	(37.54)	6,820.10
	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,134.79	(163.51)	(355.48)	(2,128.78)	—	—	(37.54)	6,820.10

		—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—
Miscellaneous	(2,529.83)	(163.51)	—	(2,128.78)	—	—	(37.54)	(200.00)
Office Expense	—	—	—	—	—	—	—	—
Postage	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—
Telephone	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—
Utilities	(355.48)	—	(355.48)	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	7,020.10	—	—	—	—	—	—	7,020.10
Payroll Paid SMC	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	4,134.79	(163.51)	(355.48)	(2,128.78)	—	—	(37.54)	6,820.10

TOTAL ALL CASH DISBURSEMENTS	4,134.79	(163.51)	(355.48)	(2,128.78)	—	—	(37.54)	6,820.10

		—	—	—	—	—	—	—

	(0.00)	—	—	(0.00)	—	—	—	—

		—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)	—	—	(0.00)	0.00	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	507.95	—	—	507.95

SUBTOTAL	507.95	—	—	507.95

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,393.26)	7,020.10	—	3,626.84
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(2,885.31)	7,020.10	—	4,134.79

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(2,529.83)	—	—	(2,529.83)
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	(355.48)	—	—	(355.48)
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	7,020.10	—	7,020.10
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(2,885.31)	7,020.10	—	4,134.79

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,885.31)	7,020.10	—	4,134.79

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for June-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—				—		—	—		—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,885.31)	—	—	(163.51)	(355.48)	—	(2,128.78)	—	(37.54)	(200.00)	(2,885.31)	—	—	(2,885.31)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(2,885.31)	—	—	(163.51)	(355.48)	—	(2,128.78)	—	(37.54)	(200.00)	(2,885.31)	—	—	(2,885.31)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—						—			—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—					—		—			—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	(2,529.83)			(163.51)		—	(2,128.78)	—	(37.54)	(200.00)	(2,529.83)	—	—	(2,529.83)
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—					—					—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	—							—			—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	(355.48)				(355.48)						(355.48)	—	—	(355.48)
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(2,885.31)	—	—	(163.51)	(355.48)	—	(2,128.78)	—	(37.54)	(200.00)	(2,885.31)	—	—	(2,885.31)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,885.31)	—	—	(163.51)	(355.48)	—	(2,128.78)	—	(37.54)	(200.00)	(2,885.31)	—	—	(2,885.31)

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	6,820.10
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$6,820.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for June-07
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,820.10	(200.00)	7,020.10		(200.00)	7,020.10	—	6,820.10
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	6,820.10	(200.00)	7,020.10	—	(200.00)	7,020.10	—	6,820.10

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(200.00)	(200.00)			(200.00)	—	—	(200.00)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	7,020.10	—	7,020.10		—	7,020.10	—	7,020.10
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	6,820.10	(200.00)	7,020.10	—	(200.00)	7,020.10	—	6,820.10

TOTAL ALL CASH DISBURSEMENTS	6,820.10	(200.00)	7,020.10	—	(200.00)	7,020.10	—	6,820.10

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for June-07
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—	All Cash is included in TICO Sc					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements					—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for June-07
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	28.20	28.20			28.20	—	—	28.20

SUBTOTAL	28.20	28.20	—		28.20	—	—	28.20

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28.20)	(28.20)	—		(28.20)	—	—	(28.20)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for June-07
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—					—	—		—

Subtotal - Loans	—		—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—					—	—		—
Bank Charges	—			—		—	—		—
Claims Funding*	—								—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—		—			—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for June-07
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	578.81	578.81	—		578.81	—	—	578.81
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	578.81	578.81	—		578.81	—	—	578.81

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	578.81	578.81	—	—	578.81	—	—	578.81

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(163.51)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($163.51)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for June-07
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(163.51)	(163.51)	—		(163.51)	—	—	(163.51)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(163.51)	(163.51)	—	—	(163.51)	—	—	(163.51)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(163.51)	(163.51)			(163.51)	—	—	(163.51)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(163.51)	(163.51)	—	—	(163.51)	—	—	(163.51)

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(163.51)	(163.51)	—	—	(163.51)	—	—	(163.51)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for June-07
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(2,128.78)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($2,128.78)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for June-07
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	48.75	48.75			48.75	—	—	48.75

SUBTOTAL	48.75	48.75	—	—	48.75	—	—	48.75

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,177.53)	(2,177.53)	—		(2,177.53)	—	—	(2,177.53)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(2,128.78)	(2,128.78)	—	—	(2,128.78)	—	—	(2,128.78)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(2,128.78)	(2,128.78)			(2,128.78)	—	—	(2,128.78)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(2,128.78)	(2,128.78)	—	—	(2,128.78)	—	—	(2,128.78)

—

TOTAL ALL CASH DISBURSEMENTS	(2,128.78)	(2,128.78)	—	—	(2,128.78)	—	—	(2,128.78)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for June-07
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	—	—			—	—	—	—

	—				—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—			—	—
	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—
	—			—	—
	—			—	—
	—			—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre - Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—			—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(355.48)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($355.48)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for June-07
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	431.00	431.00		431.00	—	—	431.00

SUBTOTAL	431.00	431.00	—	431.00	—	—	431.00

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(786.48)	(786.48)		(786.48)	—	—	(786.48)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(355.48)	(355.48)	—	(355.48)	—	—	(355.48)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	(355.48)	(355.48)		(355.48)	—	—	(355.48)
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	(355.48)	(355.48)		(355.48)	—	—	(355.48)

TOTAL ALL CASH DISBURSEMENTS	(355.48)	(355.48)		(355.48)	—	—	(355.48)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(37.54)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($37.54)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for June-07
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(37.54)	(37.54)	—	—	(37.54)	—	—	(37.54)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(37.54)	(37.54)	—	—	(37.54)	—	—	(37.54)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(37.54)	(37.54)			(37.54)	—	—	(37.54)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(37.54)	(37.54)	—	—	(37.54)	—	—	(37.54)

TOTAL ALL CASH DISBURSEMENTS	(37.54)	(37.54)	—	—	(37.54)	—	—	(37.54)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for June-07
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for June-07
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO–OH–MOD–SUB – Inactive DORMANT	Case # 03–13202	Case No. 03–13202
Monthly Court Report for June–07
FED ID# 31–0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for June-07
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

							—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—

SUBTOTAL	—	—	—	—

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising						—
Bank Charges								—	—
Claims Funding*
Company Auto								—	—
Computer Costs								—	—
Dues And Subscriptions								—	—
Employee Reimbursements - collections exp								—	—
Equipment Rental								—	—
Fixed Assets								—	—
Forms & Printing								—	—
Insurance								—	—
Meals & Entertainment								—	—
Miscellaneous								—	—
Office Expense								—	—
Postage								—	—
Prepaid Expenses								—	—
Prepaid Software ABS								—	—
Professional Fees-Ordinary Course								—	—
Rent								—	—
Repairs & Maintenance								—	—
Roadgard								—	—
Seminars & Meetings								—	—
Taxes & Licenses								—	—
Telephone								—	—
Temporary Agency Staff								—	—
Travel								—	—
Utilities								—	—
Interest to Finova								—	—
Payroll Paid TTG								—	—
Payroll Paid SMC								—	—
Restructuring Officer								—	—
Insurance Renewal								—	—
Voyager Payment								—	—
Pre-Filing Prepays								—	—
Deposit to Lender								—	—
US Trustee								—	—
Bankruptcy Professionals								—	—
								—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for June-07
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,873,207.97	75,142.92	494,429.09	1,195,775.94	44,728.68	—	158,007.91	(94,876.57)	1,873,207.97	—	—	1,873,207.97

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,909,616.49	643,460.10	3,854,213.69	3,141,531.94	367,786.26	1,307,610.56	1,129,930.75	(534,916.81)	9,909,616.49	—	—	9,909,616.49
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	288.23	—	—	—	—	—	—	288.23	288.23	—	—	288.23

SUBTOTAL	9,909,904.72	643,460.10	3,854,213.69	3,141,531.94	367,786.26	1,307,610.56	1,129,930.75	(534,628.58)	9,909,904.72	—	—	9,909,904.72

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	96,674.67	(50,834.69)	(1,329,774.77)	(470,183.32)	1,119,583.18	123,236.45	231,589.28	473,058.54	(1,761,207.05)	1,857,881.72	—	96,674.67
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,006,579.39	592,625.41	2,524,438.92	2,671,348.62	1,487,369.44	1,430,847.01	1,361,520.03	(61,570.04)	8,148,697.67	1,857,881.72	—	10,006,579.39

		—	—	—	—	—	—	—	—
Cash - Disbursements Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,437,043.09	352,176.96	1,921,590.41	1,593,739.10	776,249.90	932,605.90	860,680.82	—	6,437,043.09			6,437,043.09
Expenses related to Loans	328,501.16	17,633.92	77,039.99	78,243.51	40,263.93	51,473.93	63,842.17	3.71	328,501.16			328,501.16

Subtotal - Loans	6,765,544.25	369,810.88	1,998,630.40	1,671,982.61	816,513.83	984,079.83	924,522.99	3.71	6,765,544.25			6,765,544.25

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	139,235.21	9,385.01	26,792.22	22,117.67	12,317.03	10,241.18	19,088.41	39,293.69	139,235.21			139,235.21
Bank Charges	19,141.63	200.20	—	—	75.45	73.35	365.65	18,426.98	19,141.63	—	—	19,141.63
Claims Funding*	251,950.75	7,552.68	46,318.95	59,702.20	85,320.15	26,673.79	19,656.88	6,726.10	251,950.75			251,950.75
Company Auto	20,946.71	1,137.11	2,621.28	10,136.37	1,959.16	—	1,361.54	3,731.25	20,946.71	—	—	20,946.71
Computer Costs	34,252.71	1,375.89	6,255.46	10,560.51	3,331.89	6,058.31	3,418.60	3,252.05	34,252.71	—	—	34,252.71
Dues And Subscriptions	15.35	—	—	15.35	—	—	—	—	15.35	—	—	15.35
Employee Reimbursements - collections exp	97.78	—	97.78	—	—	—	—	—	97.78	—	—	97.78
Equipment Rental	4,827.11	—	1,414.03	—	—	—	—	3,413.08	4,827.11	—	—	4,827.11
Fixed Assets	71,198.56	10,282.53	16,653.71	7,937.96	3,129.43	1,049.99	29,136.51	3,008.43	71,198.56	—	—	71,198.56
Forms & Printing	47,729.13	3,808.41	2,970.12	13,689.84	7,402.29	8,442.54	9,872.89	1,543.04	47,729.13	—	—	47,729.13
Insurance	94,017.46	411.58	2,346.53	2,799.51	986.77	1,249.54	1,603.40	84,620.13	94,017.46	—	—	94,017.46
Meals & Entertainment	8,226.39	414.15	965.88	3,134.45	1,397.25	—	1,112.08	1,202.58	8,226.39	—	—	8,226.39
Miscellaneous	7,913.69	1,047.24	1,977.15	895.43	856.35	138.97	1,415.52	1,583.03	7,913.69	—	—	7,913.69
Office Expense	14,086.55	290.85	8,294.72	976.93	1,082.43	426.97	—	3,014.65	14,086.55	—	—	14,086.55
Postage	32,880.70	2,969.09	—	9,809.80	4,041.79	5,163.37	5,219.70	5,676.95	32,880.70	—	—	32,880.70
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,662.61	—	236.55	—	—	—	—	25,426.06	25,662.61	—	—	25,662.61
Professional Fees-Ordinary Course	69,988.08	—	59,735.53	236.55	—	—	—	10,016.00	69,988.08	—	—	69,988.08
Rent	151,773.53	15,103.63	4,820.87	39,973.99	25,269.24	21,524.90	29,018.37	16,062.53	151,773.53	—	—	151,773.53
Repairs & Maintenance	11,281.49	328.29	—	5,962.93	—	1,959.02	2,284.74	746.51	11,281.49	—	—	11,281.49
Roadgard	54,179.50	—	69.50	—	54,110.00	—	—	—	54,179.50	—	—	54,179.50
Seminars & Meetings	27.75	—	—	27.75	—	—	—	—	27.75	—	—	27.75
Taxes & Licenses	31,465.13	450.00	22,599.44	2,729.10	5,307.47	—	34.17	344.95	31,465.13	—	—	31,465.13
Telephone	55,080.20	5,575.30	—	14,883.40	8,730.16	8,095.05	10,850.72	6,945.57	55,080.20	—	—	55,080.20
Temporary Agency Staff	21,032.91	—	—	—	—	—	—	21,032.91	21,032.91	—	—	21,032.91
Travel	3,540.76	—	3,540.76	—	—	—	—	—	3,540.76	—	—	3,540.76
Utilities	40,162.94	1,083.19	15,166.82	1,090.40	3,294.02	4,697.27	5,223.26	9,607.98	40,162.94	—	—	40,162.94
Interest to Finova	17,873.03	3,409.26	—	8,461.95	6,001.82	—	—	—	17,873.03	—	—	17,873.03
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,857,881.72	136,857.71	180,496.09	553,597.74	273,065.35	254,117.33	247,613.93	212,133.57	—	1,857,881.72	—	1,857,881.72
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	16,916.68	—	—	—	—	—	—	16,916.68	16,916.68	—	—	16,916.68
Credit Insurance Payments	431,831.98	—	—	174,117.99	162,768.48	94,945.51	—	—	431,831.98	—	—	431,831.98
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	21,738.38	717.33	7,590.80	3,466.51	2,506.47	1,910.09	206.98	5,340.20	21,738.38	—	—	21,738.38

Total Other Cash Disbursements	3,556,956.42	202,399.45	410,964.19	946,324.33	662,953.00	446,767.18	387,483.35	500,064.92	1,699,074.70	1,857,881.72	—	3,556,956.42

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,322,500.67	572,210.33	2,409,594.59	2,618,306.94	1,479,466.83	1,430,847.01	1,312,006.34	500,068.63	8,464,618.95	1,857,881.72	—	10,322,500.67

			—

	1,557,286.69	95,558.00	609,273.42	1,248,817.62	52,631.29	—	207,521.60	(656,515.24)	1,557,286.69	—	—	1,557,286.69

Book Balance per bank rec.	1,557,286.69	95,558.00	609,273.42	1,248,817.62	52,631.29	—	207,521.60	(656,515.24)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for June-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(817,933.18)	—	—	—	—	—	—	—	(817,933.18)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	344,233.33	—	—	—	—	—	—	344,233.33	—
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	344,233.33	—	—	—	—	—	—	344,233.33	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	10,076,853.04	535,517.40	2,680,492.94	2,438,444.52	1,390,028.18	1,350,654.39	1,252,084.80	453,862.76	(24,231.95)
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	10,421,086.37	535,517.40	2,680,492.94	2,438,444.52	1,390,028.18	1,350,654.39	1,252,084.80	798,096.09	(24,231.95)

Cash Disbursements - Loans
Loan Proceeds Checks	6,738,722.94	352,176.96	1,921,590.41	1,593,739.10	776,249.90	932,605.90	860,680.82	301,679.85	—
Expenses related to Loans	338,070.60	17,633.92	77,039.99	78,243.51	40,263.93	51,473.93	63,842.17	9,569.44	3.71

Subtotal - Loans	7,076,793.54	369,810.88	1,998,630.40	1,671,982.61	816,513.83	984,079.83	924,522.99	311,249.29	3.71

Cash Disbursements - Other
Advertising	147,955.56	9,385.01	26,792.22	22,117.67	12,317.03	10,241.18	19,088.41	8,720.35	39,293.69
Bank Charges	19,384.42	200.20	184.88	54.91	75.45	73.35	365.65	3.00	18,426.98
Claims Funding*	255,750.26	7,552.68	46,318.95	59,702.20	85,320.15	26,673.79	19,656.88	3,799.51	6,726.10
Company Auto	21,841.38	1,137.11	2,621.28	10,136.37	1,959.16	—	1,361.54	894.67	3,731.25
Computer Costs	36,066.12	1,375.89	6,255.46	10,560.51	3,331.89	6,058.31	3,418.60	1,813.41	3,252.05
Dues And Subscriptions	15.35	—	—	15.35	—	—	—	—	—
Employee Reimbursements - collections exp	97.78	—	97.78	—	—	—	—	—	—
Equipment Rental	4,827.11	—	1,414.03	—	—	—	—	—	3,413.08
Fixed Assets	106,990.62	10,282.53	16,653.71	7,937.96	3,129.43	1,049.99	29,136.51	35,792.06	3,008.43
Forms & Printing	51,582.63	3,808.41	2,970.12	13,689.84	7,402.29	8,442.54	9,872.89	3,853.50	1,543.04
Insurance	94,352.26	411.58	2,346.53	2,799.51	986.77	1,249.54	1,603.40	334.80	84,620.13
Meals & Entertainment	8,634.78	414.15	965.88	3,134.45	1,397.25	—	1,112.08	408.39	1,202.58
Miscellaneous	8,122.77	1,047.24	1,977.15	895.43	856.35	138.97	1,415.52	209.08	1,583.03
Office Expense	18,305.80	290.85	8,294.72	976.93	1,082.43	426.97	3,063.86	1,155.39	3,014.65
Postage	36,326.56	2,969.09	—	9,809.80	4,041.79	5,163.37	5,219.70	3,445.86	5,676.95
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,662.61	—	236.55	—	—	—	—	—	25,426.06
Professional Fees-Ordinary Course	69,988.08	—	59,735.53	236.55	—	—	—	—	10,016.00
Rent	163,437.04	15,103.63	4,820.87	39,973.99	25,269.24	21,524.90	29,018.37	11,663.51	16,062.53
Repairs & Maintenance	13,522.08	328.29	—	5,962.93	1,705.91	1,959.02	2,284.74	534.68	746.51
Roadgard	54,179.50	—	69.50	—	54,110.00	—	—	—	—
Seminars & Meetings	27.75	—	—	27.75	—	—	—	—	—
Taxes & Licenses	31,465.13	450.00	22,599.44	2,729.10	5,307.47	—	34.17	—	344.95
Telephone	58,704.57	5,575.30	—	14,883.40	8,730.16	8,095.05	10,850.72	3,624.37	6,945.57
Temporary Agency Staff	21,032.91	—	—	—	—	—	—	—	21,032.91
Travel	4,384.27	—	3,540.76	—	—	—	—	843.51	—
Utilities	41,636.48	1,083.19	15,166.82	1,090.40	3,294.02	4,697.27	5,223.26	1,473.54	9,607.98
Interest to Finova	17,873.03	3,409.26	—	8,461.95	6,001.82	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	1,666,681.28	100,164.78	451,209.56	373,680.41	181,920.79	173,924.71	184,628.53	63,883.78	137,268.72
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	16,916.68	—	—	—	—	—	—	—	16,916.68
Credit Insurance Carrier	431,831.98	—	—	174,117.99	162,768.48	94,945.51	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	21,898.44	717.33	7,590.80	3,466.51	2,506.47	1,910.09	206.98	160.06	5,340.20

Total Other Cash Disbursements	3,449,495.23	165,706.52	681,862.54	766,461.91	573,514.35	366,574.56	327,561.81	142,613.47	425,200.07

TOTAL ALL CASH DISBURSEMENTS	10,526,288.77	535,517.40	2,680,492.94	2,438,444.52	1,390,028.18	1,350,654.39	1,252,084.80	453,862.76	425,203.78

	(923,135.58)	—	—	—	—	—	—	344,233.33	(1,267,368.91)

Book Balance per bank rec.		—	—		—	—			(1,267,368.91)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	572,210.33
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$572,210.33

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208
Monthly Court Report for June-07
FED ID# 57-1094987

	Consoli- dated Totals	Arvest Bank 1168- 2857	Arvest Bank 1127- 5222	Arvest Bank 1363- 8485	Arvest Bank 1363- 8498	RCB Bank 621656	WAC- HOVIA DISBUR- SEMENT ACCO- UNTS	WAC- HOVIA PAYROLL ACC- OUNTS	Central National 212407	1st State Bank of Altus 576812	ARV- EST 1186- 0459	ARV- EST 5703- 44986		Oper- ating	Pay- roll
Beginning Cash Position	75,142.92	7,306.29	7,579.90	14,560.22	12,121.14	7,951.40	—	—	12,140.79	—	7,489.51	5,993.67		75,142.92	—

	—													—	—
TICO Cash Collected	—													—	—
SM Cash Collected	643,460.10	79,932.98	57,145.87	95,069.52	70,188.81	75,540.13	—		103,512.12	100.00	66,604.87	95,365.80		643,460.10	—
TIG Cash Collected	—													—	—
TPF Cash Collected	—													—	—
TCL Cash Collected	—													—	—
Other Income Collected	—													—	—

SUBTOTAL	643,460.10	79,932.98	57,145.87	95,069.52	70,188.81	75,540.13	—	—	103,512.12	100.00	66,604.87	95,365.80	—	643,460.10	—

	—													—	—
	—													—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(50,834.69)	(73,243.43)	(56,815.94)	(91,389.54)	(67,442.06)	(76,061.64)	535,517.40	36,692.93	(102,861.46)	—	(63,151.15)	(92,079.80)		(50,834.69)	—
	—													—	—
	—													—	—

Total Cash Receipts and Transfers	592,625.41	6,689.55	329.93	3,679.98	2,746.75	(521.51)	535,517.40	36,692.93	650.66	100.00	3,453.72	3,286.00	—	555,932.48	36,692.93

														—	—
Cash Disbursements - Loans														—	—
														—	—
Loan Proceeds Checks	352,176.96						352,176.96							352,176.96	—
Expenses related to Loans	17,633.92						17,633.92							17,633.92	—

Subtotal - Loans	369,810.88	—	—	—	—	—	369,810.88	—	—	—	—	—		369,810.88	—

														—	—
														—	—
Cash Disbursements - Other	—													—	—
Advertising	9,385.01						9,385.01							9,385.01	—
Bank Charges	200.20						200.20							200.20	—
Claims Funding*	7,552.68						7,552.68							7,552.68	—
Company Auto	1,137.11						1,137.11							1,137.11	—
Computer Costs	1,375.89						1,375.89							1,375.89	—
Dues And Subscriptions	—						—							—	—
Employee Reimbursements - collections exp	—						—							—	—
Equipment Rental	—						—							—	—
Fixed Assets	10,282.53						10,282.53							10,282.53	—
Forms & Printing	3,808.41						3,808.41							3,808.41	—
Insurance	411.58						411.58							411.58	—
Meals & Entertainment	414.15						414.15							414.15	—
Miscellaneous	1,047.24						1,047.24							1,047.24	—
Office Expense	290.85						290.85							290.85	—
Postage	2,969.09						2,969.09							2,969.09	—
Prepaid Expenses	—						—							—	—
Prepaid Software ABS	—						—							—	—
Professional Fees-Ordinary Course	—						—							—	—
Rent	15,103.63						15,103.63							15,103.63	—
Repairs & Maintenance	328.29						328.29							328.29	—
Roadgard	—						—							—	—
Seminars & Meetings	—						—							—	—
Taxes & Licenses	450.00						450.00							450.00	—
Telephone	5,575.30						5,575.30							5,575.30	—
Temporary Agency Staff	—						—							—	—
Travel	—						—							—	—
Utilities	1,083.19						1,083.19							1,083.19	—
Interest to Finova	3,409.26						3,409.26							3,409.26	—
Payroll Paid TTG	—						—							—	—
Payroll Paid SMC	136,857.71						100,164.78	36,692.93						100,164.78	36,692.93
Restructuring Officer	—						—							—	—
Insurance Renewal	—						—							—	—
Voyager Payment	—						—							—	—
Pre-Filing Prepays	—						—							—	—
Deposit to Lender	—						—							—	—
US Trustee	—						—							—	—
Bankruptcy Professionals	—						—							—	—
Other	717.33						717.33							717.33	—

Total Other Cash Disbursements	202,399.45	—	—	—	—	—	165,706.52	36,692.93	—	—	—	—		165,706.52	36,692.93

														—	—

TOTAL ALL CASH DISBURSEMENTS	572,210.33	—	—	—	—	—	535,517.40	36,692.93	—	—	—	—		535,517.40	36,692.93

	95,558.00	13,995.84	7,909.83	18,240.20	14,867.89	7,429.89	—	—	12,791.45	100.00	10,943.23	9,279.67		95,558.00	—

Ending Bank Balance per bank rec.	95,558.00	13,995.84	7,909.83	18,240.20	14,867.89	7,429.89			12,791.45	100.00	10,943.23	9,279.67

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,618,306.94
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,618,306.94

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for June-07
FED ID# 57-0827143

	Consol- idated Totals	Peoples 117000- 2977	Exchange Bank of S.C. 51000- 4702501	BB&T 5125- 815210	Regions Bank 38580- 10811	South Carolina Bank and Trust 27000- 2033	WAC- HOVIA DISBUR- SEMENT ACC- OUNTS	WAC- HOVIA PAY- ROLL ACCO- UNTS	South Carolina Bank and Trust 27000- 2041	South Carolina Bank and Trust 27000- 2058	Palm- etto Bank 1105- 5855	Oper- ating	Pay- roll	Other	Total
Beginning Cash Position	1,195,775.94	10,599.76	11,867.48	7,052.12	1,085,534.10	16,527.98		—	12,902.55	8,878.16	42,413.79	1,195,775.94	—	—	1,195,775.94

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	3,141,531.94	99,083.24	112,377.49	100,599.62	2,199,837.06	179,169.58	—		118,088.90	121,954.41	210,421.64	3,141,531.94	—	—	3,141,531.94
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	3,141,531.94	99,083.24	112,377.49	100,599.62	2,199,837.06	179,169.58	—	—	118,088.90	121,954.41	210,421.64	3,141,531.94	—	—	3,141,531.94

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(470,183.32)	(93,969.44)	(106,980.89)	(97,232.60)	(2,187,332.68)	(175,070.56)	2,438,389.61	179,917.33	(116,118.77)	(116,996.98)	(194,788.34)	(650,100.65)	179,917.33	—	(470,183.32)
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,671,348.62	5,113.80	5,396.60	3,367.02	12,504.38	4,099.02	2,438,389.61	179,917.33	1,970.13	4,957.43	15,633.30	2,491,431.29	179,917.33	—	2,671,348.62

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,593,739.10						1,593,739.10					1,593,739.10			1,593,739.10
Expenses related to Loans	78,243.51						78,243.51					78,243.51			78,243.51

Subtotal - Loans	1,671,982.61						1,671,982.61					1,671,982.61			1,671,982.61

												—
												—
Cash Disbursements - Other												—
Advertising	22,117.67						22,117.67					22,117.67			22,117.67
Bank Charges	—											—	—	—	—
Claims Funding*	59,702.20						59,702.20					59,702.20			59,702.20
Company Auto	10,136.37						10,136.37					10,136.37	—	—	10,136.37
Computer Costs	10,560.51						10,560.51					10,560.51	—	—	10,560.51
Dues And Subscriptions	15.35						15.35					15.35	—	—	15.35
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	7,937.96						7,937.96					7,937.96	—	—	7,937.96
Forms & Printing	13,689.84						13,689.84					13,689.84	—	—	13,689.84
Insurance	2,799.51						2,799.51					2,799.51	—	—	2,799.51
Meals & Entertainment	3,134.45						3,134.45					3,134.45	—	—	3,134.45
Miscellaneous	895.43						895.43					895.43	—	—	895.43
Office Expense	976.93						976.93					976.93	—	—	976.93
Postage	9,809.80						9,809.80					9,809.80	—	—	9,809.80
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	236.55						236.55					236.55	—	—	236.55
Rent	39,973.99						39,973.99					39,973.99	—	—	39,973.99
Repairs & Maintenance	5,962.93						5,962.93					5,962.93	—	—	5,962.93
Roadgard	—						—					—	—	—	—
Seminars & Meetings	27.75						27.75					27.75	—	—	27.75
Taxes & Licenses	2,729.10						2,729.10					2,729.10	—	—	2,729.10
Telephone	14,883.40						14,883.40					14,883.40	—	—	14,883.40
Temporary Agency Staff	—						—					—	—	—	—
Travel	—						—					—	—	—	—
Utilities	1,090.40						1,090.40					1,090.40	—	—	1,090.40
Interest to Finova	8,461.95						8,461.95					8,461.95	—	—	8,461.95
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	553,597.74						373,680.41	179,917.33				373,680.41	179,917.33	—	553,597.74
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	174,117.99						174,117.99					174,117.99	—	—	174,117.99
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	3,466.51						3,466.51					3,466.51	—	—	3,466.51

Total Other Cash Disburse- ments	946,324.33	—	—	—	—	—	766,407.00	179,917.33	—	—	—	946,324.33	—	—	946,324.33

												—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	2,618,306.94	—	—	—	—	—	2,438,389.61	179,917.33	—	—	—	2,438,389.61	179,917.33	—	2,618,306.94

	1,248,817.62	15,713.56	17,264.08	10,419.14	1,098,038.48	20,627.00	—	—	14,872.68	13,835.59	58,047.09	1,248,817.62	—	—	1,248,817.62

Book Balance per bank rec.	1,248,817.62	15,713.56	17,264.08	10,419.14	1,098,038.48	20,627.00			14,872.68	13,835.59	58,047.09

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,409,594.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,409,594.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for June-07
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	Amer- ican Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	494,429.09	10,624.45	10,144.52	7,685.07	10,265.21	3,706.47	4,402.64	9,349.26

	—
TICO Cash Collected	—
SM Cash Collected	3,854,213.69	102,939.22	113,983.24	91,843.01	105,210.89	41,548.27	42,034.46	109,184.17
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,854,213.69	102,939.22	113,983.24	91,843.01	105,210.89	41,548.27	42,034.46	109,184.17

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,329,774.77)	(99,919.29)	(111,563.34)	(87,835.92)	(104,877.24)	(40,296.03)	(39,165.46)	(102,003.48)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,524,438.92	3,019.93	2,419.90	4,007.09	333.65	1,252.24	2,869.00	7,180.69

Cash Disbursements - Loans
Loan Proceeds Checks	1,921,590.41
Expenses related to Loans	77,039.99

Subtotal - Loans	1,998,630.40	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	26,792.22
Bank Charges	—
Claims Funding*	46,318.95
Company Auto	2,621.28
Computer Costs	6,255.46
Dues And Subscriptions	—
Employee Reimbursements - collections exp	97.78
Equipment Rental	1,414.03
Fixed Assets	16,653.71
Forms & Printing	2,970.12
Insurance	2,346.53
Meals & Entertainment	965.88
Miscellaneous	1,977.15
Office Expense	8,294.72
Postage	—
Prepaid Expenses	—
Prepaid Software ABS	236.55
Professional Fees-Ordinary Course	59,735.53
Rent	4,820.87
Repairs & Maintenance	—
Roadgard	69.50
Seminars & Meetings	—
Taxes & Licenses	22,599.44
Telephone	—
Temporary Agency Staff	—
Travel	3,540.76
Utilities	15,166.82
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	180,496.09
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	7,590.80

Total Other Cash Disbursements	410,964.19	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,409,594.59	—	—	—	—	—	—	—

	609,273.42	13,644.38	12,564.42	11,692.16	10,598.86	4,958.71	7,271.64	16,529.95

Book Balance per bank rec.	609,273.42	13,644.38	12,564.42	11,692.16	10,598.86	4,958.71	7,271.64	16,529.95

	State Bank of Texas 168262	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Intern- ational Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	7,534.17	8,990.21	12,301.58	6,957.36	4,962.35	8,751.16	134,952.16	14,669.28

TICO Cash Collected
SM Cash Collected	54,530.54	86,042.38	142,217.55	89,884.88	70,136.66	67,137.37	709,516.89	126,489.80
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	54,530.54	86,042.38	142,217.55	89,884.88	70,136.66	67,137.37	709,516.89	126,489.80

GENERAL LEDGER DEPOSITS AND TRANSFERS	(54,532.20)	(82,951.43)	(141,991.80)	(86,852.91)	(68,930.24)	(67,277.42)	(681,882.91)	(125,688.11)
		—

Total Cash Receipts and Transfers	(1.66)	3,090.95	225.75	3,031.97	1,206.42	(140.05)	27,633.98	801.69

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	7,532.51	12,081.16	12,527.33	9,989.33	6,168.77	8,611.11	162,586.14	15,470.97

Book Balance per bank rec.	7,532.51	12,081.16	12,527.33	9,989.33	6,168.77	8,611.11	162,586.14	15,470.97

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2102 872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062
Beginning Cash Position	8,200.94	6,947.98	7,999.59	9,162.84	8,298.22	7,443.39	8,840.58	7,247.52

TICO Cash Collected					—
SM Cash Collected	102,810.39	72,396.46	66,776.41	91,493.47	105,494.26	60,538.01	101,389.72	91,790.63
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	102,810.39	72,396.46	66,776.41	91,493.47	105,494.26	60,538.01	101,389.72	91,790.63

GENERAL LEDGER DEPOSITS AND TRANSFERS	(101,450.37)	(70,144.25)	(65,591.19)	(90,686.40)	(104,015.71)	(60,011.80)	(97,898.13)	(90,764.07)
Total Cash Receipts and Transfers	1,360.02	2,252.21	1,185.22	807.07	1,478.55	526.21	3,491.59	1,026.56

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	9,560.96	9,200.19	9,184.81	9,969.91	9,776.77	7,969.60	12,332.17	8,274.08

Book Balance per bank rec.	9,560.96	9,200.19	9,184.81	9,969.91	9,776.77	7,969.60	12,332.17	8,274.08

	1st National 79921	1st Nati onal 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Bank of Putnam County 9315285441	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	11,111.32	9,796.86	9,392.63	10,916.38	5,266.01	100.00	8,470.04	—

TICO Cash Collected
SM Cash Collected	115,149.28	98,088.21	123,679.29	105,591.00	83,766.90	234.00	92,350.07	—
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	115,149.28	98,088.21	123,679.29	105,591.00	83,766.90	234.00	92,350.07	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(113,836.04)	(93,394.26)	(121,543.57)	(105,687.75)	(82,541.67)	—	(89,515.01)	2,229,098.50
Total Cash Receipts and Transfers	1,313.24	4,693.95	2,135.72	(96.75)	1,225.23	234.00	2,835.06	2,229,098.50

Cash Disbursements - Loans
Loan Proceeds Checks								1,921,590.41
Expenses related to Loans								77,039.99

Subtotal - Loans	—	—	—	—	—	—	—	1,998,630.40

Cash Disbursements - Other
Advertising								26,792.22
Bank Charges	—	—	—	—
Claims Funding*								46,318.95
Company Auto								2,621.28
Computer Costs								6,255.46
Dues And Subscriptions								—
Employee Reimbursements - collections exp								97.78
Equipment Rental								1,414.03
Fixed Assets								16,653.71
Forms & Printing								2,970.12
Insurance								2,346.53
Meals & Entertainment								965.88
Miscellaneous								1,977.15
Office Expense								8,294.72
Postage								—
Prepaid Expenses								—
Prepaid Software ABS								236.55
Professional Fees-Ordinary Course								59,735.53
Rent								4,820.87
Repairs & Maintenance								—
Roadgard								69.50
Seminars & Meetings								—
Taxes & Licenses								22,599.44
Telephone								—
Temporary Agency Staff								—
Travel								3,540.76
Utilities								15,166.82
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								7,590.80

Total Other Cash Disbursements	—	—	—	—	—	—	—	230,468.10

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	2,229,098.50

	12,424.56	14,490.81	11,528.35	10,819.63	6,491.24	334.00	11,305.10	—

Book Balance per bank rec.	12,424.56	14,490.81	11,528.35	10,819.63	6,491.24	334.00	11,305.10	—

THE THAXTON GROUP Cash Disbursements for Covington Credit of Texas Monthly Court Report for FED ID#	Case No. 03-13111

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Bank of Tennessee 123676	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	7,655.27	8,912.89	6,075.07	7,113.62	435.18	7,562.68	82,184.19	494,429.09	—	—	494,429.09

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		101,400.87	100,582.56	82,728.69	93,523.35	18,057.24	102,114.02	91,559.53	3,854,213.69	—	—	3,854,213.69
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	101,400.87	100,582.56	82,728.69	93,523.35	18,057.24	102,114.02	91,559.53	3,854,213.69	—	—	3,854,213.69

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	180,496.09	(98,832.09)	(99,818.28)	(80,824.86)	(92,387.80)	(7,664.68)	(99,591.18)	(77,402.47)	(1,510,270.86)	180,496.09	—	(1,329,774.77)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	180,496.09	2,568.78	764.28	1,903.83	1,135.55	10,392.56	2,522.84	14,157.06	2,343,942.83	180,496.09	—	2,524,438.92

										—
Cash Disburse ments - Loans										—
									—	—
Loan Proceeds Checks									1,921,590.41	—		1,921,590.41
Expenses related to Loans									77,039.99	—		77,039.99

Subtotal - Loans	—	—	—	—	—	—	—	—	1,998,630.40	—	—	1,998,630.40

										—
										—
Cash Disburse ments - Other										—
Advertising									26,792.22	—	—	26,792.22
Bank Charges								—	—		—	—
Claims Funding*									46,318.95	—		46,318.95
Company Auto									2,621.28	—	—	2,621.28
Computer Costs									6,255.46	—	—	6,255.46
Dues And Subscriptions									—	—	—	—
Employee Reimbursements - collections exp									97.78	—	—	97.78
Equipment Rental									1,414.03	—	—	1,414.03
Fixed Assets									16,653.71	—	—	16,653.71
Forms & Printing									2,970.12	—	—	2,970.12
Insurance									2,346.53	—	—	2,346.53
Meals & Entertainment									965.88	—	—	965.88
Miscellaneous									1,977.15	—	—	1,977.15
Office Expense									8,294.72	—	—	8,294.72
Postage									—	—	—	—
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									236.55	—	—	236.55
Professional Fees-Ordinary Course									59,735.53	—	—	59,735.53
Rent									4,820.87	—	—	4,820.87
Repairs & Maintenance									—	—	—	—
Roadgard									69.50	—	—	69.50
Seminars & Meetings									—	—	—	—
Taxes & Licenses									22,599.44	—	—	22,599.44
Telephone									—	—	—	—
Temporary Agency Staff									—	—	—	—
Travel									3,540.76	—	—	3,540.76
Utilities									15,166.82	—	—	15,166.82
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	180,496.09								—	180,496.09	—	180,496.09
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									7,590.80	—	—	7,590.80

Total Other Cash Disburse ments	180,496.09	—	—	—	—	—	—	—	230,468.10	180,496.09	—	410,964.19

									—		—	—

TOTAL ALL CASH DISBURSE MENTS	180,496.09	—	—	—	—	—	—	—	2,229,098.50	180,496.09	—	2,409,594.59

	—	10,224.05	9,677.17	7,978.90	8,249.17	10,827.74	10,085.52	96,341.25	609,273.42	—	—	609,273.42

Book Balance per bank rec.		10,224.05	9,677.17	7,978.90	8,249.17	10,827.74	10,085.52	96,341.25

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,430,847.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,430,847.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for June-07
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,307,610.56	1,307,610.56		1,307,610.56	—	—	1,307,610.56
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,307,610.56	1,307,610.56	—	1,307,610.56	—	—	1,307,610.56

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	123,236.45	43,043.83	80,192.62	43,043.83	80,192.62	—	123,236.45
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,430,847.01	1,350,654.39	80,192.62	1,350,654.39	80,192.62	—	1,430,847.01

Cash Disbursements - Loans
Loan Proceeds Checks	932,605.90	932,605.90		932,605.90			932,605.90
Expenses related to Loans	51,473.93	51,473.93		51,473.93			51,473.93

Subtotal - Loans	984,079.83	984,079.83	—	984,079.83	—	—	984,079.83

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	10,241.18	10,241.18		10,241.18			10,241.18
Bank Charges	73.35	73.35		73.35	—	—	73.35
Claims Funding*	26,673.79	26,673.79		26,673.79			26,673.79
Company Auto	—	—		—	—	—	—
Computer Costs	6,058.31	6,058.31		6,058.31	—	—	6,058.31
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	1,049.99	1,049.99		1,049.99	—	—	1,049.99
Forms & Printing	8,442.54	8,442.54		8,442.54	—	—	8,442.54
Insurance	1,249.54	1,249.54		1,249.54	—	—	1,249.54
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	138.97	138.97		138.97	—	—	138.97
Office Expense	426.97	426.97		426.97	—	—	426.97
Postage	5,163.37	5,163.37		5,163.37	—	—	5,163.37
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,524.90	21,524.90		21,524.90	—	—	21,524.90
Repairs & Maintenance	1,959.02	1,959.02		1,959.02	—	—	1,959.02
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	8,095.05	8,095.05		8,095.05	—	—	8,095.05
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	4,697.27	4,697.27		4,697.27	—	—	4,697.27
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	254,117.33	173,924.71	80,192.62	173,924.71	80,192.62	—	254,117.33
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	94,945.51	94,945.51		94,945.51	—	—	94,945.51
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	1,910.09	1,910.09		1,910.09	—	—	1,910.09

Total Other Cash Disbursements	446,767.18	366,574.56	80,192.62	366,574.56	80,192.62	—	446,767.18

TOTAL ALL CASH DISBURSEMENTS	1,430,847.01	1,350,654.39	80,192.62	1,350,654.39	80,192.62	—	1,430,847.01

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,479,466.83
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,479,466.83

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for June-07
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	44,728.68	10,321.14	18,735.48	15,672.06	—	—	44,728.68	—	—	44,728.68

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	367,786.26	83,797.91	158,946.49	125,041.86	—		367,786.26	—	—	367,786.26
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	367,786.26	83,797.91	158,946.49	125,041.86	—	—	367,786.26	—	—	367,786.26

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,119,583.18	(81,205.82)	(153,081.72)	(125,596.11)	1,388,322.27	91,144.56	1,028,438.62	91,144.56	—	1,119,583.18
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,487,369.44	2,592.09	5,864.77	(554.25)	1,388,322.27	91,144.56	1,396,224.88	91,144.56	—	1,487,369.44

Cash Disbursements - Loans
							—
Loan Proceeds Checks	776,249.90				776,249.90		776,249.90			776,249.90
Expenses related to Loans	40,263.93				40,263.93		40,263.93			40,263.93

Subtotal - Loans	816,513.83	—	—	—	816,513.83	—	816,513.83	—	—	816,513.83

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	12,317.03				12,317.03		12,317.03			12,317.03
Bank Charges	75.45				75.45		75.45	—	—	75.45
Claims Funding*	85,320.15				85,320.15		85,320.15			85,320.15
Company Auto	1,959.16				1,959.16		1,959.16	—	—	1,959.16
Computer Costs	3,331.89				3,331.89		3,331.89	—	—	3,331.89
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	3,129.43				3,129.43		3,129.43	—	—	3,129.43
Forms & Printing	7,402.29				7,402.29		7,402.29	—	—	7,402.29
Insurance	986.77				986.77		986.77	—	—	986.77
Meals & Entertainment	1,397.25				1,397.25		1,397.25	—	—	1,397.25
Miscellaneous	856.35				856.35		856.35	—	—	856.35
Office Expense	1,082.43				1,082.43		1,082.43	—	—	1,082.43
Postage	4,041.79				4,041.79		4,041.79	—	—	4,041.79
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	25,269.24				25,269.24		25,269.24	—	—	25,269.24
Repairs & Maintenance	—						—	—	—	—
Roadgard	54,110.00				54,110.00		54,110.00	—	—	54,110.00
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	5,307.47				5,307.47		5,307.47	—	—	5,307.47
Telephone	8,730.16				8,730.16		8,730.16	—	—	8,730.16
Temporary Agency Staff	—				—		—	—	—	—
Travel	—				—		—	—	—	—
Utilities	3,294.02				3,294.02		3,294.02	—	—	3,294.02
Interest to Finova	6,001.82				6,001.82		6,001.82	—	—	6,001.82
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	273,065.35				181,920.79	91,144.56	181,920.79	91,144.56	—	273,065.35
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	162,768.48				162,768.48		162,768.48	—	—	162,768.48
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	2,506.47				2,506.47		2,506.47	—	—	2,506.47

Total Other Cash Disbursements	662,953.00	—	—	—	571,808.44	91,144.56	571,808.44	91,144.56	—	662,953.00

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,479,466.83	—	—	—	1,388,322.27	91,144.56	1,388,322.27	91,144.56	—	1,479,466.83

	52,631.29	12,913.23	24,600.25	15,117.81	—	—	52,631.29	—	—	52,631.29

Book Balance per bank rec.	52,631.29	12,913.23	24,600.25	15,117.81

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,312,006.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,312,006.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for June-07
FED ID# 62-1618281

	Conso- li dated Totals	Peoples 5003363	Arm- strong Bank 600- 25670	Arvest Bank 1363- 7871	Arvest Bank 1146- 2307	Arvest Bank 1363- 7884	WACH- OVIA DISBUR- SEMENT ACCOU- NTS	WACH- OVIA PAYROLL ACCO- UNTS	Am- South 5097- 2871	Sun Trust 1000055- 472699	Sun Trust 1000055- 473010	Am- South 5097- 2898	First Tenn- essee 10319- 3515	Opera- ting	Payroll
Beginning Cash Position	158,007.91	7,838.60	8,171.36	3,350.08	6,645.25	5,821.95	—	—	—	289.00	4,641.41	11,582.03	109,668.23	158,007.91	—

	—													—	—
TICO Cash Collected	—													—	—
SM Cash Collected	1,129,930.75	88,978.17	70,281.69	56,063.90	44,818.72	55,101.42	—		0.00	7,715.00	16,468.53	121,247.20	669,256.12	1,129,930.75	—
TIG Cash Collected	—													—	—
TPF Cash Collected	—													—	—
TCL Cash Collected	—													—	—
Other Income Collected	—													—	—

SUBTOTAL	1,129,930.75	88,978.17	70,281.69	56,063.90	44,818.72	55,101.42	—	—	—	7,715.00	16,468.53	121,247.20	669,256.12	1,129,930.75	—

	—													—	—
	—													—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	231,589.28	(87,065.25)	(69,243.18)	(52,484.62)	(45,088.24)	(55,559.53)	1,249,020.94	62,985.40	—	(1,832.00)	(13,835.15)	(119,477.06)	(635,832.03)	168,603.88	62,985.40
	—													—	—
	—													—	—
	—													—	—
	—													—	—

Total Cash Receipts and Transfers	1,361,520.03	1,912.92	1,038.51	3,579.28	(269.52)	(458.11)	1,249,020.94	62,985.40	—	5,883.00	2,633.38	1,770.14	33,424.09	1,298,534.63	62,985.40

														—
Cash Disbursements Loans														—
														—
Loan Proceeds Checks	860,680.82						860,680.82							860,680.82
Expenses related to Loans	63,842.17						63,842.17							63,842.17

Subtotal - Loans	924,522.99	—	—	—	—	—	924,522.99	—	—	—	—	—	—	924,522.99	—

														—
														—
Cash Disbursements Other														—
Advertising	19,088.41						19,088.41							19,088.41
Bank Charges	365.65						365.65							365.65	—
Claims Funding*	19,656.88						19,656.88							19,656.88
Company Auto	1,361.54						1,361.54							1,361.54	—
Computer Costs	3,418.60						3,418.60							3,418.60	—
Dues And Subscriptions	—						—							—	—
Employee Reimbursements - collections exp	—						—							—	—
Equipment Rental	—						—							—	—
Fixed Assets	29,136.51						29,136.51							29,136.51	—
Forms & Printing	9,872.89						9,872.89							9,872.89	—
Insurance	1,603.40						1,603.40							1,603.40	—
Meals & Entertainment	1,112.08						1,112.08							1,112.08	—
Miscellaneous	1,415.52						1,415.52							1,415.52	—
Office Expense	—													—	—
Postage	5,219.70						5,219.70							5,219.70	—
Prepaid Expenses	—						—							—	—
Prepaid Software ABS	—						—							—	—
Professional Fees-Ordinary Course	—						—							—	—
Rent	29,018.37						29,018.37							29,018.37	—
Repairs & Maintenance	2,284.74						2,284.74							2,284.74	—
Roadgard	—						—							—	—
Seminars & Meetings	—						—							—	—
Taxes & Licenses	34.17						34.17							34.17	—
Telephone	10,850.72						10,850.72							10,850.72	—
Temporary Agency Staff	—						—							—	—
Travel	—						—							—	—
Utilities	5,223.26						5,223.26							5,223.26	—
Interest to Finova	—						—							—	—
Payroll Paid TTG	—						—							—	—
Payroll Paid SMC	247,613.93						184,628.53	62,985.40						184,628.53	62,985.40
Restructuring Officer	—						—							—	—
Insurance Renewal	—						—							—	—
Voyager Payment	—						—							—	—
Pre-Filing Prepays	—						—							—	—
Deposit to Lender	—						—							—	—
US Trustee	—						—							—	—
Bankruptcy Professionals	—						—							—	—
Other	206.98						206.98							206.98	—

Total Other Cash Disbursements	387,483.35	—	—	—	—	—	324,497.95	62,985.40	—	—	—	—	—	324,497.95	62,985.40

														—

TOTAL ALL CASH DISBUR- SEMENTS	1,312,006.34	—	—	—	—	—	1,249,020.94	62,985.40	—	—	—	—	—	1,249,020.94	62,985.40

	207,521.60	9,751.52	9,209.87	6,929.36	6,375.73	5,363.84	—	—	—	6,172.00	7,274.79	13,352.17	143,092.32	207,521.60	—

Book Balance per bank rec.	207,521.60	9,751.52	9,209.87	6,929.36	6,375.73	5,363.84			—	6,172.00	7,274.79	13,352.17	143,092.32

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	500,068.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$500,068.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for June-07
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(94,876.57)	107,761.03	632,532.74	(817,933.18)	(17,237.16)	(94,876.57)	—	—	(94,876.57)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(534,916.81)	—	(534,916.81)	—	—	(534,916.81)	—	—	(534,916.81)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	288.23	288.23				288.23	—	—	288.23

SUBTOTAL	(534,628.58)	288.23	(534,916.81)	—	—	(534,628.58)	—	—	(534,628.58)

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	473,058.54	—	415,441.86	(24,231.95)	81,848.63	391,209.91	81,848.63	—	473,058.54
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(61,570.04)	288.23	(119,474.95)	(24,231.95)	81,848.63	(143,418.67)	81,848.63	—	(61,570.04)	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	3.71			3.71		3.71			3.71

Subtotal - Loans	3.71	—	—	3.71	—	3.71	—	—	3.71

Cash Disbursements - Other	—					—
Advertising	39,293.69			39,293.69		39,293.69			39,293.69
Bank Charges	18,426.98			18,426.98		18,426.98	—	—	18,426.98
Claims Funding*	6,726.10			6,726.10		6,726.10			6,726.10
Company Auto	3,731.25			3,731.25		3,731.25	—	—	3,731.25
Computer Costs	3,252.05			3,252.05		3,252.05	—	—	3,252.05
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,413.08			3,413.08		3,413.08	—	—	3,413.08
Fixed Assets	3,008.43			3,008.43		3,008.43	—	—	3,008.43
Forms & Printing	1,543.04			1,543.04		1,543.04	—	—	1,543.04
Insurance	84,620.13			84,620.13		84,620.13	—	—	84,620.13
Meals & Entertainment	1,202.58			1,202.58		1,202.58	—	—	1,202.58
Miscellaneous	1,583.03			1,583.03		1,583.03	—	—	1,583.03
Office Expense	3,014.65			3,014.65		3,014.65	—	—	3,014.65
Postage	5,676.95			5,676.95		5,676.95	—	—	5,676.95
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	25,426.06			25,426.06		25,426.06	—	—	25,426.06
Professional Fees-Ordinary Course	10,016.00			10,016.00		10,016.00	—	—	10,016.00
Rent	16,062.53			16,062.53		16,062.53	—	—	16,062.53
Repairs & Maintenance	746.51			746.51		746.51	—	—	746.51
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	344.95			344.95		344.95	—	—	344.95
Telephone	6,945.57			6,945.57		6,945.57	—	—	6,945.57
Temporary Agency Staff	21,032.91			21,032.91		21,032.91	—	—	21,032.91
Travel	—			—		—	—	—	—
Utilities	9,607.98			9,607.98		9,607.98	—	—	9,607.98
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	212,133.57			137,268.72	74,864.85	137,268.72	74,864.85	—	212,133.57
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	16,916.68			16,916.68		16,916.68	—	—	16,916.68
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	5,340.20			5,340.20		5,340.20	—	—	5,340.20

Total Other Cash Disbursements	500,064.92	—	—	425,200.07	74,864.85	425,200.07	74,864.85	—	500,064.92

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	500,068.63	—	—	425,203.78	74,864.85	425,203.78	74,864.85	—	500,068.63

	(656,515.24)	108,049.26	513,057.79	(1,267,368.91)	(10,253.38)	(663,499.02)	6,983.78	—	(656,515.24)

Book Balance per bank rec.	(656,515.24)	108,049.26	513,057.79	(1,267,368.91)	(10,253.38)
		—
			—	—	—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for June-07
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—	—	—		—	—	—	—
Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION	TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for June-07
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* ”Insider is defined in 11 U.S.C Section 101(31).		Form Mor -2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operationas Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

6/30/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,623,397	—	—	3,623,397	70.6%	—	3,623,397	70.5%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	608,170	—	—	608,170	11.8%	—	608,170	11.8%
Late Charges	—	—	—	370,715	—	—	370,715	7.2%	—	370,715	7.2%

Total Interest Income	—	—	—	4,602,282	—	—	4,602,282	89.6%	—	4,602,282	89.5%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,602,282	—	—	4,602,282	89.6%	—	4,602,282	89.5%
Provision for Loan Losses
P&L Recoveries	—	—	—	(45,095)	—	—	(45,095)	-0.9%	(1,672)	(46,767)	-0.9%
Reserves	—	—	—	316,389	—	—	316,389	6.2%	—	316,389	6.2%
Cash	—	—	—	823,563	—	—	823,563	16.0%	—	823,563	16.0%

Total Provision	—	—	—	1,094,858	—	—	1,094,858	21.3%	(1,672)	1,093,186	21.3%
Net Interest included Provision	—	—	—	3,507,424	—	—	3,507,424		1,672	3,509,097
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	451,430	—	—	451,430	8.8%	—	451,430	8.8%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	35,136	—	—	35,136	0.7%	—	35,136	0.7%
Other Income	—	—	—	17,374	28,252	—	45,626	0.9%	8,129	53,755	1.0%

Total Direct Income	—	—	—	503,940	28,252	—	532,191	10.4%	8,129	540,320	10.5%
Total Revenue	—	—	—	5,106,222	28,252	—	5,134,474	100.0%	8,129	5,142,603	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,387,413	18,868	—	1,406,280	27.4%	—	1,406,280	27.3%
Commissions/Bonus	—	—	—	332,809	—	—	332,809	6.5%	—	332,809	6.5%
Benefits	—	—	—	203,891	1,637	—	205,528	4.0%	—	205,528	4.0%
Taxes	—	—	—	137,683	1,441	—	139,124	2.7%	—	139,124	2.7%
Other	—	—	—	24,310	120	—	24,430	0.5%	—	24,430	0.5%

Total Personnel	—	—	—	2,086,106	22,065	—	2,108,171	41.1%	—	2,108,171	41.0%
Building
Rent	—	—	—	212,811	825	—	213,636	4.2%	—	213,636	4.2%
Utilities	—	—	—	44,403	463	—	44,866	0.9%	—	44,866	0.9%
Depreciation	—	—	—	54,000	—	—	54,000	1.1%	—	54,000	1.1%
Other	—	—	—	14,537	—	—	14,537	0.3%	—	14,537	0.3%

Total Building	—	—	—	325,751	1,288	—	327,039	6.4%	—	327,039	6.4%
Telecommunications
Telephone	—	—	—	80,718	942	—	81,660	1.6%	—	81,660	1.6%
Computers	—	—	—	48,869	8,226	—	57,095	1.1%	—	57,095	1.1%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	129,587	9,168	—	138,755	2.7%	—	138,755	2.7%
Advertising	—	—	—	203,574	—	—	203,574	4.0%	—	203,574	4.0%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	33,747	12,041	—	45,788	0.9%	—	45,788	0.9%
Collection Expense	—	—	—	6,965	—	—	6,965	0.1%	577	7,542	0.1%
Travel	—	—	—	93,106	84	—	93,190	1.8%	—	93,190	1.8%
Office Expense	—	—	—	133,809	15,383	—	149,192	2.9%	(9,886)	139,306	2.7%
Entertainment	—	—	—	112	—	—	112	0.0%	—	112	0.0%
Amortization	—	—	—	5,751	—	—	5,751	0.1%	—	5,751	0.1%
Taxes & Licenses	—	—	—	22,686	821	—	23,507	0.5%	—	23,507	0.5%
Other	—	—	—	58,688	211	—	58,899	1.1%	4,400	63,299	1.2%

Total Other Expense	—	—	—	221,047	16,415	—	237,461	4.6%	(5,486)	231,975	4.5%

Total Direct Expense	—	—	—	4,194,740	61,062	—	4,255,802	82.9%	(6,581)	4,249,220	82.6%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	911,483	(32,810)	—	878,672	17.1%	14,710	893,382	17.4%
Income Tax (34%)	—	—	—	354,567	—	—	354,567	6.9%	—	354,567	6.9%

Net Income	—	—	—	556,916	(32,810)	—	524,106	10.2%	14,710	538,816	10.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru June 30, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	144,440,396	36	—	144,818,978	52.6%	10,166,085	154,985,063	55.8%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.3%
Fee Income	226,383	105,384	—	20,341,734	—	—	20,673,500	7.5%	51,566	20,725,067	7.5%
Late Charges	149,281	—	—	12,593,865	—	—	12,743,146	4.6%	1,064,348	13,807,493	5.0%

Total Interest Income	741,283	118,310	—	177,375,995	36	—	178,235,624	64.8%	14,957,402	193,193,026	69.5%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	5.1%	3,252,426	17,179,969	6.2%

Net Interest Income	627,489	65,398	(0)	170,560,242	(6,945,048)	—	164,308,081	59.7%	11,704,976	176,013,057	63.4%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,296,918)	(134,830)	—	(2,441,244)	-0.9%	(2,299,570)	(4,740,814)	-1.7%
Reserves	—	(20,000)	—	3,321,466	—	—	3,301,466	1.2%	(7,657,559)	(4,356,093)	-1.6%
Cash	557,239	64,134	4,612	42,235,133	7,396,688	—	50,257,806	18.3%	21,376,202	71,634,008	25.8%

Total Provision	547,854	44,024	4,612	43,259,681	7,261,857	—	51,118,027	18.6%	11,419,074	62,537,101	22.5%
Net Interest included Provision	79,635	21,375	(4,612)	127,300,561	(14,206,905)	—	113,190,054		285,902	113,475,956
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	21,236,440	—	—	21,236,440	7.7%	7,311,070	28,547,510	10.3%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	0.8%	69,787	2,255,222	0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,339,549	—	—	1,340,445	0.5%	—	1,340,445	0.5%
Other Income	171,288	256,832	2,042,382	3,263,549	66,362,971	—	72,097,022	26.2%	(20,032,415)	52,064,607	18.7%

Total Direct Income	171,288	256,832	5,266,457	24,801,794	66,362,971	—	96,859,342	35.2%	(12,263,723)	84,595,619	30.5%
Total Revenue	912,570	375,142	5,266,457	202,177,789	66,363,008	—	275,094,966	100.0%	2,693,679	277,788,645	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	58,926,947	2,979,265	—	63,722,901	23.2%	5,103,807	68,826,708	24.8%
Commissions/Bonus	—	58,213	366,715	11,570,869	302,445	—	12,298,241	4.5%	481,502	12,779,743	4.6%
Benefits	6,989	12,842	142,412	7,296,875	123,084	—	7,582,202	2.8%	451,031	8,033,233	2.9%
Taxes	6,914	15,553	159,820	6,250,214	215,239	—	6,647,741	2.4%	575,970	7,223,711	2.6%
Other	—	—	66,338	358,728	83,126	—	508,192	0.2%	126,684	634,876	0.2%

Total Personnel	100,067	259,140	2,293,278	84,403,634	3,703,159	—	90,759,277	33.0%	6,738,994	97,498,271	35.1%
Building
Rent	392	9,889	184,677	8,277,156	298,665	—	8,770,779	3.2%	880,504	9,651,283	3.5%
Utilities	—	216	40,071	1,885,019	54,608	—	1,979,914	0.7%	152,662	2,132,576	0.8%
Depreciation	40,494	2,445	84,488	2,788,326	421,566	—	3,337,319	1.2%	630,151	3,967,470	1.4%
Other	428	257	—	591,564	12,079	—	604,328	0.2%	107,514	711,842	0.3%

Total Building	41,314	12,806	309,236	13,542,065	786,918	—	14,692,340	5.3%	1,770,830	16,463,170	5.9%
Telecommunications
Telephone	6,010	6,411	89,222	3,715,096	191,748	—	4,008,487	1.5%	384,636	4,393,123	1.6%
Computers	27,156	3,315	80,347	1,753,861	375,094	—	2,239,773	0.8%	379,889	2,619,662	0.9%
Office Expense	866	415	16,583	874,998	26,938	—	919,800	0.3%	90,206	1,010,007	0.4%
Other	—	—	(551)	—	10,842	—	10,291	0.0%	700	10,991	0.0%

Total Telecommunications	34,032	10,141	185,601	6,343,955	604,623	—	7,178,351	2.6%	855,431	8,033,782	2.9%
Advertising	—	113	43,816	6,098,445	4,720	—	6,147,094	2.2%	163,736	6,310,829	2.3%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.5%	1,580,370	2,848,327	1.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	1,056,107	49,931,917	—	51,036,299	18.6%	101,430	51,137,729	18.4%
Collection Expense	1,860	51	—	101,944	—	—	103,854	0.0%	634,381	738,235	0.3%
Travel	—	6,620	24,540	4,124,586	128,577	—	4,284,324	1.6%	207,618	4,491,942	1.6%
Office Expense	23,071	3,158	52,550	4,519,882	289,133	—	4,887,793	1.8%	465,572	5,353,365	1.9%
Entertainment	—	68	—	118,265	35	—	118,368	0.0%	126	118,494	0.0%
Amortization	—	—	101,806	464,634	—	—	566,440	0.2%	12,568,082	13,134,521	4.7%
Taxes & Licenses	5,636	3,405	20,599	1,141,305	107,100	—	1,278,046	0.5%	203,775	1,481,820	0.5%
Other	1,326	29,298	567,361	2,979,342	473,981	—	4,051,308	1.5%	2,317,582	6,368,890	2.3%

Total Other Expense	30,033	35,930	742,315	9,223,427	870,250	—	10,901,954	4.0%	15,555,137	26,457,091	9.5%

Total Direct Expense	871,340	431,143	3,639,880	176,237,552	70,237,104	—	251,417,020	91.4%	42,697,460	294,114,480	105.9%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	25,918,378	(3,794,645)	—	23,720,442	8.6%	(40,046,278)	(16,325,836)	-5.9%
Income Tax (34%)	—	—	66,684	9,984,898	5,481,666	—	15,533,248	5.6%	(10,708,208)	4,825,040	1.7%

Net Income	41,231	(56,002)	1,544,796	15,933,480	(9,276,311)	—	8,187,194	3.0%	(29,338,070)	(21,150,876)	-7.6%

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00
*”Insider is defined in 11 U.S.C Section 101(31).		Form Mor -3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

LIABILITES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

6/30/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO Reinsurance		Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,863,207	8,426,179	—	10,289,385	(52)	—	(52)	10,289,333
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	83,504,319	—	—	83,504,319	—	—	—	83,504,319
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(15,219,016)	—	—	(15,219,016)	—	—	—	(15,219,016)
Loss Reserve	—	—	—	(8,915,860)	—	—	(8,915,860)	—	—	—	(8,915,860)
Unearned Insurance	—	—	—	(1,034,534)	—	—	(1,034,534)	(82)	—	(82)	(1,034,616)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,495,170	—	—	6,495,170	—	—	—	6,495,170
Accumulated Depreciation	—	—	—	(4,862,615)	—	—	(4,862,615)	—	—	—	(4,862,615)
Accounts Receivable	73,260	—	(102)	76,235	5,108	—	154,501	(39,567)	—	(39,567)	114,934
Repossessed Automobiles	—	—	—	—	—	—	—	—	—	—	—
Intercompany Balance	730,836	57,761	(3,410,817)	(39,031,465)	80,738,837	(6,248,675)	32,836,477	(46,134,203)	13,297,726	(32,836,477)	0
Goodwill	—	—	—	17,956,202	—	—	17,956,202	—	—	—	17,956,202
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(106,890)	—	—	(106,890)	—	—	—	(106,890)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	606,260	25,686	—	631,946	—	—	—	631,946
Other Assets	—	—	—	772,148	127,329	—	899,477	111	—	111	899,588

Total Assets	804,097	57,761	(3,410,919)	42,540,169	101,484,058	(18,409,595)	123,065,570	(46,173,793)	13,297,726	(32,876,067)	90,189,504
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	—	—	1,510	25,877	—	25,877	27,387
Notes Payable	—	—	67,738	—	—	—	67,738	—	—	—	67,738
Subordinated Notes Payable	—	—	—	—	96,652,703	—	96,652,703	1,517,097	—	1,517,097	98,169,800
Accounts Payable	4,236	1,509	13,541	596,862	60,632	—	676,780	—	—	—	676,780
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	(280,781)	2,585,496	—	2,304,715	—	—	—	2,304,715
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,371,196	649,164	—	3,020,360	152,132	—	152,132	3,172,492
Other Liabilities	296,177	—	—	64,246	936,716	—	1,297,139	2,930	—	2,930	1,300,069

Total Liabilities	300,413	1,509	82,789	2,751,523	101,737,267	—	104,873,500	1,698,037	—	1,698,037	106,571,537
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(68,783,890)	(19,187,192)	(54,575,450)	(47,978,706)	13,297,726	(34,680,979)	(89,256,430)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	4,235,839	60,061,730	—	64,297,570	106,875	—	106,875	64,404,445

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	39,788,646	(253,209)	(18,409,595)	18,192,070	(47,871,830)	13,297,726	(34,574,104)	(16,382,034)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	42,540,169	101,484,058	(18,409,595)	123,065,570	(46,173,793)	13,297,726	(32,876,067)	90,189,504

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period June 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$92,249.48	$92,249.48	Bi-Weekly	EFT	0
FICA-Employee	0	$114,498.65	$114,498.65	Bi-Weekly	EFT	0
FICA-Employer	0	$114,498.65	$114,498.65	Bi-Weekly	EFT	0
Unemployment	0	$2,833.33	$2,833.33	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$324,080.11	$324,080.11	$0.00		$0.00
State and Local
Withholding	0	$2,668.87	$2,668.87	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$1,493.86	$1,493.86
Personal Property	0	8,559.78	$8,559.78
Other:	0		$—			0
Total State and Local Taxes	$0.00	$12,722.51	$12,722.51	$0.00		$0.00
TOTAL TAXES		$336,802.62	$336,802.62			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for June-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	19,142.57	7,020.10	12,122.47

Outstanding Checks - Adjustment	0.00
	0.00
	0.00

	0.00
	0.00

Total Cash Receipts and Transfers	19,142.57	7,020.10	12,122.47

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	20,717.24	7,020.10	13,697.14
Employee Witholding of Insurance/etc	(1,574.67)		(1,574.67)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	19,142.57	7,020.10	12,122.47

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending	Period Ending	Period Ending
	6/8/2007	6/22/2007		Total
Corporate
Salary expense	$4,173.85	$8,347.70		$12,521.55
FICA/FUTA/SUTA	$318.55	$638.90		$957.45
401(k) match	$63.00	$155.14		$218.14
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$4,555.40	$9,141.74	$—	$13,697.14
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$4,230.76		$6,346.14
FICA/FUTA/SUTA	$160.85	$322.73		$483.58
401(k) match	$63.46	$126.92		$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$4,680.41	$—	$7,020.10
Period Total	$6,895.09	$13,822.15	$—	$20,717.24
401(k) payable	$(444.69)	$(1,054.60)		$(1,499.29)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)		$(9.52)
Contingent health liability	$(32.93)	$(32.93)		$(65.86)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$6,412.71	$12,729.86	$—	$19,142.57
	$(482.38)	$(1,092.29)	$—	$(1,574.67)
				$—
				$—
Net Checks		$4,956.91	$—	$4,956.91
Direct Deposits	$4,401.04	$4,411.57		$8,812.61
Wage Garnishments	$—	$—		$—
Federal Tax	$745.65	$1,022.95		$1,768.60
EE SS Tax	$388.53	$779.37		$1,167.90
ER SS Tax	$388.52	$779.36		$1,167.88
EE Med Tax	$90.87	$182.27		$273.14
ER Med Tax	$90.86	$182.27		$273.13
State/local Tax	$307.22	$415.16		$722.38
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$6,412.69	$12,729.86	$—	$19,142.55

				$—
reconciliation	$(0.02)	$—	$—	$(0.02)
Accrual	$482.36	$1,092.29	$—	$1,574.65

PAYROLL - TICO

	Period Ending	Period Ending	Period Ending
	6/8/2007	6/22/2007		Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$2,115.38	$4,230.76	$—	$6,346.14
FICA/FUTA/SUTA	$160.85	$322.73	$—	$483.58
401(k) match	$63.46	$126.92	$—	$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$4,680.41	$—	$7,020.10
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$2,339.69	$4,680.41	$—	$7,020.10
Total
Salary expense	$2,115.38	$4,230.76	$—
FICA/FUTA/SUTA	$160.85	$322.73	$—
401(k) match	$63.46	$126.92	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$2,339.69	$4,680.41	$—

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia		540439122
Monthly Court Report for June-07		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(17,237.16)	—	—	—	—	—		(17,237.16)

	—
	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	713,277.56	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	81,848.63

Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	713,277.56	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	81,848.63

Cash Disbursements - Loans

Gross Wages	1,523,030.74	93,096.61	427,061.01	356,735.50	169,487.55	162,781.30	173,343.42	140,525.35
Federal Tax	134,516.33	6,268.16	38,264.96	31,876.03	14,286.86	11,959.62	15,898.57	15,962.13
SS Tax	86,939.16	5,658.49	24,886.45	19,821.60	9,742.81	9,720.34	10,396.98	6,712.49
Med Tax	21,420.77	1,323.35	6,037.86	5,010.35	2,398.83	2,273.30	2,430.57	1,946.51
EIC	(125.34)	—	—	(125.34)	—	—	—	—
State Tax	36,459.31	2,166.00	40.46	14,508.22	6,532.84	5,716.42	499.92	6,995.45
Advance	—	—	—	—	—	—	—	—
Mileage	1,186.25	250.00	1,155.00	—	(750.00)	—	—	531.25
Miscellaneous	(36,171.26)	(1,972.50)	(11,685.95)	(9,409.84)	(3,798.79)	(5,009.44)	(4,294.74)	—
Shortage	—	—	—	—	—	—	—	—
STD	300.00	—	100.00	200.00	—	—	—	—
Medical	2,037.80	144.04	684.19	476.44	141.27	235.45	188.36	168.05
401K Loans	33,726.32	1,401.98	7,855.92	8,482.64	3,106.09	4,579.94	4,554.09	3,745.66
401K Deducts	6,188.61	80.50	3,022.31	1,083.18	644.24	171.36	86.54	1,100.48
AHL Dental	16,599.11	679.22	5,055.92	4,070.05	1,946.33	482.87	125.00	4,239.72
AHL Cancer	7,156.00	285.16	1,695.52	1,865.18	678.08	982.58	1,028.12	621.36
AHL Life	1,238.40	104.08	373.76	351.16	72.98	98.20	47.14	191.08
Flex Med	3,469.41	178.15	967.47	762.96	409.75	413.04	409.72	328.32
Dep Care	3,513.48	38.46	380.00	572.77	200.00	373.07	38.46	1,910.72
Stop Payment Fee	368.00	—	368.00	—	—	—	—	—
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	64.00	4.00	25.00	20.00	6.00	3.00	6.00	—
Bankrpc	608.45	—	164.13	241.06	203.26	—	—	—
Child support	195.00	—	—	—	195.00	—	—	—
Tax Levy	8,461.30	601.66	3,096.68	1,839.46	859.00	1,102.76	961.74	—
Fringe	329.68	—	—	180.00	41.34	—	—	108.34
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIRE MENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	11,111.46	—	—	—	—	—	—	—
Federal Tax	138,898.77	601.66	3,260.81	2,260.52	1,298.60	1,319.42	2,262.11	108.34
EE SS Tax	90,480.88	6,268.16	38,264.96	31,876.03	14,286.86	11,959.62	15,898.57	15,962.13
ER SS Tax	90,480.99	5,658.49	24,886.45	19,821.60	9,742.81	9,720.34	10,396.98	6,712.49
EE Med Tax	22,249.12	5,658.55	24,886.44	19,817.42	9,742.84	9,724.51	10,396.98	6,712.50
ER Med Tax	22,249.06	1,323.35	6,037.86	5,010.35	2,398.83	2,273.30	2,430.57	1,946.51
State Tax	38,618.02	1,323.37	6,037.87	5,008.41	2,398.87	2,274.19	2,431.55	1,946.49
Futa	1,627.37	2,166.00	40.46	14,508.22	6,532.84	5,716.42	499.92	6,995.45
Suta	6,795.54	154.67	389.09	238.95	313.07	137.37	273.40	—
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85
Manual Checks	—

Total Other Cash Disbursements	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

TOTAL ALL CASH DISBURSE MENTS	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

	(10,253.38)	—	—	—	—	—	—	(10,253.38)

Book Balance per bank rec	(10,253.38)		—		—	—		—
Ending Bank Balance per bank rec

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period June-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$81,680,665
Plus Amounts billed during the period	$11,733,269
Sold Receivables during month
Less Amounts collected during the period	($9,909,616)
Total Accounts Receivable at the end of the reporting period	$83,504,318
Accounts Receivable Aging	Amount
0-30 days old	$79,049,952
31-60 days old	$2,459,280
61-90 days old	$1,117,700
91+ days old	$877,386
Total Accounts Receivable	$83,504,318
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$83,504,318

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 6/29/07

Aged Accounts Receivable

(Gross Balance as of 6/29/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$74,950,263	$74,950,263	$—	$—	$—
Potential (1-30)	$4,099,689	$4,099,689	$—	$—	$—
31-60 Days	$2,459,280	$2,459,280	$—	$—	$—
61-90 Days	$1,117,700	$1,117,700	$—	$—	$—
91 and Over	$877,386	$877,386	$—	$—	$—
Total Delinquency	$8,554,055	$8,554,055	$—	$—	$—
Total Gross Receivables	$83,504,318	$83,504,318	$—	$—	$—
Post Accounts Payable
(As of 6/29/07)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Jun-07

	HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	85,106,478.00	(3,410,817.00)	57,761.00	733,168.00	(38,968,881.00)	(46,137,597.00)
Cash Transfers between companies	0.00		37,322.70				(37,322.70)	—
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		21,866.98				(25,261.17)	3,394.19
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 5/31/07	0.00	6,248,675.00	85,165,667.68	(3,410,817.00)	57,761.00	733,168.00	(39,031,464.87)	(46,134,202.81)

	0.00	6,248,675.00	85,165,667.68	(3,410,817.00)	57,761.00	733,168.00	(39,031,464.87)	(46,134,202.81)

Balance Sheet -May 31, 2007	—	6,248,675.00	85,165,668.00	(3,410,817.00)	57,761.00	733,168.00	(39,031,465.00)	(46,134,203.00)

			(0.32)	—	—	—	0.13	0.19